Derivative Liability	12 Months Ended
Sep. 30, 2012
Derivative Liability [Text Block]
Note 4	Derivative Liability

Derivative liability, consisting of the embedded conversion features in the Company’s convertible promissory notes, is accounted for as a separate liability measured at its respective fair value, as follows:

	2012	2011

Balance, beginning of the period	$67,500	$-
Fair value of embedded conversion feature of convertible promissory notes	-	167,500
Change in fair value of derivative liability	(67,500)	(100,000)
Balance, end of the period	$-	$67,500

The fair values of the convertible promissory notes embedded call options have been determined using the binomial pricing model using the following weighted average assumptions:

	2012	2011

Risk-free interest rate	0.05%	0.13%
Expected life of derivative liability	0.05 years	0.56 years
Annualized volatility	57.99%	93.45%
Dividend rate	0.00%	0.00%